UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2014

LendingClub Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36771	51-0605731
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Stevenson St., Suite 300 San Francisco, CA	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 632-5600

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The information described under Item 5.03 is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2014, LendingClub Corporation (the “Company”) completed its initial public offering pursuant to which it offered and sold 59,000,000 shares of common stock and certain of its stockholders offered and sold 7,700,000 shares of common stock (the “Offering”) for aggregate gross proceeds of approximately $1 billion. In connection with the completion of the Offering, the Company adopted Amended and Restated Bylaws and filed a Restated Certificate of Incorporation with the Delaware Secretary of State. Descriptions of the Amended and Restated Bylaws and Restated Certificate of Incorporation are contained under the heading “Description of Capital Stock” in the final prospectus relating to the Offering filed with the Securities and Exchange Commission on December 11, 2014 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, and are incorporated by reference herein. Such descriptions are qualified in their entirety by the full text of the Amended and Restated Bylaws and Restated Certificate of Incorporation, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the completion of the Offering, the Company adopted a Code of Conduct and Ethics that addresses, among other topics, general legal and ethical obligations, conflicts of interest, insider trading, competition and fair dealing, maintenance of corporate books, records and accounts, financial integrity, public reporting, political contributions and gifts, confidentiality, proper use of company assets, media contacts and public communications, conduct of senior financial personnel and compliance standards and procedures. A copy of the Code of Conduct and Ethics is available on the Company’s website at http://ir.lendingclub.com/govdocs.aspx?iid=4213397.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of LendingClub Corporation

3.2	Amended and Restated Bylaws of LendingClub Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LENDINGCLUB CORPORATION

Date: December 16, 2014	/s/ Carrie Dolan
Carrie Dolan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of LendingClub Corporation

3.2	Amended and Restated Bylaws of LendingClub Corporation

4